QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2001

Avant! Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	94-2347624
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

46871 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (510) 413-8000

Item 7. Financial Statements and Exhibits

Exhibit 16	Letter from KPMG LLP to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a) (3) or Regulation S-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT! Corporation
By:	/s/ Viraj J. Patel Name: Viraj J. Patel Title: Head of Finance
April 24, 2001

QuickLinks

SIGNATURES